Exhibit 10.2

SIGN AND RETURN ALL PAGES TO CIRM      ID1-06557

NOTICE OF GRANT AWARD – RFA 12-03: CIRM hiPSC Derivation Award

California Institute for Regenerative Medicine

Issue Date: XXXXX

Grant Number:	ID1-06557	Project Period Start:	11/1/2013
Grantee Name:	Cellular Dynamics International	Project Period End:	(****)
Grantee ID:	PR-Y0029A-SF	Budget Period:	Annual as of 11/1/2013
Principal Investigator:	Thomas J Novak	Total Award Amount:	$16,000,000
Project Title:	Generation and characterization of high-quality, footprint-free human induced pluripotent stem cell lines from 3,000 donors to investigate multigenic diseases

Authorized Organizational Official and Address:	Official and Address to Receive Payments:
Thomas M Palay Vice Chairman & President 525 Science Drive Madison, WI 53711	Thomas Palay, Admininistration Cellular Dynamics International, Inc. 525 Science Drive Madison, WI 53711

The California Institute for Regenerative Medicine (CIRM) hereby awards a grant in the amount of $16,000,000 to be disbursed over a total period of (****) to Cellular Dynamics International (Grantee ID: PR-Y0029A-SF) in support of the above referenced project. This award is pursuant to the California Stem Cell Research and Cures Act (Health and Safety Code section 125290.10 et. seq.) and is subject to terms and conditions referenced below.  (Capitalized terms are defined in the CIRM Grants Administration Policy for Academic and Non-Profit Institutions (GAP), a copy of which may be found on the CIRM website at: http://www.cirm.ca.gov/sites/default/files/files/funding_page/NPGAP_11012012.pdf

In accepting this Grant, the Grantee warrants to CIRM that any funds expended under the Award will be for the purposes set forth in the approved Application and agrees to comply with all applicable CIRM regulations and standards.

To accept this Grant, the Principal Investigator and Authorized Organizational Official must sign and return this Notice of Grant Award (NGA) to CIRM within 45 days of the issue date. Payment will be issued only after the fully signed NGA is received by CIRM.  Grant funds will be sent to the organization’s address listed above under Official and Address to Receive Payments unless an updated address is provided in the box below.  If the Applicant cannot accept the award, including the legal obligation to perform in accordance with the provisions of this NGA, it should notify CIRM immediately.

If you have any questions about this award, please contact the CIRM staff referenced on page 3.

Updated Address to Receive Payments:

Patricia Olson, Ph.D.

Executive Director for Scientific Activities

California Institute for Regenerative Medicine

AWARD ACCEPTANCE: The Principal Investigator and Authorized Organizational Official must sign below and return the entire NGA to CIRM to accept the Grant award.

	Principal Investigator	Authorized Organizational Official
Name	Thomas J Novak	Thomas M Palay
Signature	/s/ Thomas J. Novak	/s/ Thomas M. Palay
Date	10-29-13	10-29-13

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

SIGN AND RETURN ALL PAGES TO CIRM     ID1-06557

TERMS AND CONDITIONS:

A.

This award is based on the application submitted to CIRM, and as approved by the Independent Citizens' Oversight Committee (ICOC) on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

1.

The California Stem Cell Research and Cures Act (Health and Safety Code Section 125290.10 et. seq.) and regulations adopted by the ICOC.

2.

The CIRM Grants Administration Policy for For-Profit Organizations (Title 17, California Code of Regulations, Section 100501), CIRM Repository for Induced Pluripotent Stem Cells and Embryonic Stem Cells (Title 17, California Code of Regulations. Sections 100600-100611), the CIRM Medical and Ethical Standards Regulations (Title 17, California Code of Regulations, Sections 100010-1000120), and any subsequently adopted applicable regulations.

3.

The terms and requirements detailed in RFA 12-03:  CIRM hiPSC Derivation Award.

4.

The Milestones set out in Appendix A to this NGA.

5.

The “Derivation Agreement” executed by CIRM and the Grantee, attached hereto as Appendix B to this NGA. In the event of a conflict between this Notice of Grant Award and the Derivation Agreement, the terms of the Derivation Agreement will prevail.

B.

If CIRM determines, in its sole but reasonable discretion, that Grantee has not complied with the terms and conditions of this award other than those relating to the Derivation Timeline and Progress Milestones, which are addressed in paragraph C below, CIRM may suspend the quarterly Disbursements until such time as the Grantee cures such non-compliance with the terms and conditions hereof or exercise its right to terminate the Derivation Agreement and thereby permanently cease Disbursements, or pursue other remedies as allowed by law.

C.

If CIRM determines, in its sole but reasonable discretion, that Grantee has not satisfied a Progress Milestone in breach of the Grantee’s obligations under Section 4 of the Derivation Agreement, CIRM may suspend the quarterly Disbursement until such time as the Grantee satisfies the Progress Milestone as required to cure such breach by the Grantee of its obligations under Section 4.  Upon suspending Disbursements, CIRM may convene its progress Evaluation Committee and may seek input from Grantee in order to evaluate the circumstances of the delay, including but not limited to, its cause, impact and any mitigating factors; provided, however, that CIRM may exercise its right to terminate the Derivation Agreement and thereby permanently cease Disbursements if Grantee does not satisfy the Progress Milestone as required to cure the Grantee’s breach of Section 4 of the Derivation Agreement within (****) of the date that the Progress Milestone was scheduled to have been satisfied.

D.

Shipping Terms:

1.

 When Tissue Collectors are shipping blood, the costs of shipping materials, including ice and shipping boxes, are to be paid by (****).

2.

 When Tissue Collectors are shipping skin or fibroblasts, the costs of shipping materials, including ice and shipping boxes, are to be paid by (****).

3.

 (****) will pay for the costs of the courier shipping service when Tissue Collectors ship both skin and blood.

E.

The timing of the distribution of funds pursuant to this Grant shall be contingent upon the availability of funds in the California Stem Cell Research and Cures Fund in the State Treasury, as determined by CIRM in its sole discretion.

Please check the following website for updated policy documents: http://www.cirm.ca.gov/cirm-operations/Regulations

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

AWARD DATA:

AWARD DETAIL (U.S. Dollars):

	(****)	(****)	(****)
Direct Project Costs
Personnel	(****)	(****)	(****)
Travel	(****)	(****)	(****)
Supplies	(****)	(****)	(****)
Equipment	(****)	(****)	(****)
Consultants/Subcontracts	(****)	(****)	(****)
Total Direct Project Costs	(****)	(****)	(****)

Facilities Costs	(****)	(****)	(****)
Indirect Costs	(****)	(****)	(****)

TOTAL APPROVED BUDGET	(****)	(****)	(****)

QUARTERLY INSTALLMENTS ON GRANT PAYMENTS

Payments will be made in quarterly installments, issued at the beginning of each quarter.  Quarters will be tied to the project start date.  The final quarterly installment will be held until completion of Close-Out.

*Any interest accrued by the Grantee from the Grant payments must be used for the CIRM CIRM hiPSC Derivation Award.

PROGRESS & FINANCIAL REPORTS SCHEDULE

Report Type	Report Period	Due Date
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)
Progress Report	(****)	(****)
Financial Report	(****)	(****)

CIRM CONTACTS:

Gabriel Thompson, Deputy Grants Management Officer

Phone: (****)

Email: (****)

Fax:  (****)

Michael P. Yaffe, Associate Director, Research Activities

Phone: (****)

Email: (****)

Fax:  (****)

The CIRM home page is at http://www.cirm.ca.gov

CIRM Mailing Address:

California Institute for Regenerative Medicine

Attn:  Gabriel Thompson, Deputy Grants Management Officer

210 King Street

San Francisco, CA 94107

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

CIRM USE ONLY:  6445-601-6047001/H&S Code 125291.20 Statutes 2004

CONFIDENTIAL

APPENDIX A – RFA 12-03: CIRM hiPSC Derivation Award

California Institute for Regenerative Medicine

Grant Number:	ID1-06557	Project Period Start:	11/1/2013
Grantee Name:	Cellular Dynamics International	Project Period End:	(****)
Grantee ID:	PR-Y0029A-SF	Budget Period:	Annual as of 11/1/2013
Principal Investigator:	Thomas J Novak	Total Award Amount:	$16,000,000
Project Title:	Generation and characterization of high-quality, footprint-free human induced pluripotent stem cell lines from 3,000 donors to investigate multigenic diseases

Milestone achievement is an important indicator of progress and is a major factor in review of progress reports.  Insufficient progress through milestones may result in loss of further funding.  The milestones summarized below replace the milestones proposed in the original Application. These milestones will be used as a basis for review in the progress reports and progress Evaluation Meetings unless further modified with Prior Approval from CIRM.  For purposes of the milestones set forth below, years (Y) and quarters (Q) refer to the respective successive 12-month and 3-month periods (and not calendar years or quarters) starting on the first date on which both this Notice of Grant Award and the Notice of Grant Award under CIRM’s RFA 12-04 hPSC Repository Award have become effective.

Milestones

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(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.